EXHIBIT 99(a)(1)

                                 REVOCABLE PROXY
                          FREDERICK UNDERWRITERS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby makes, constitutes and appoints Jacob R. Ramsburg, Jr. and Jacob R. Ramsburg, III, and each of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of common stock of Frederick Underwriters, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Company's Special Meeting of Stockholders to be held on ________________, 1998 and at any postponement or adjournment thereof.

         The proposal to approve and adopt the Agreement and Plan of Merger, as amended, pursuant to which (i) the Company will be merged with and into the FCNB Corp, and each outstanding share of the Company's Common Stock will automatically and without further action be converted into shares of FCNB Corp Common Stock, as provided in the Agreement and Plan of Merger, as amended.

           |_| FOR                  |_| AGAINST               |_| ABSTAIN

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposal set forth above. In addition, this proxy will be voted at the discretion of the persons named as proxy herein upon any other matter properly brought before the Special Meeting or any adjournment or postponement thereof. (over)

BACK

Important: Please date and sign your name(s) as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the stockholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.



                                            ------------------------------------
                                                   Signature of Stockholder


                                            ------------------------------------
                                                   Signature of Stockholder

                                            Dated:                        , 1998
                                                  ------------------------


                 PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                 PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

        |_| Please check here if you plan to attend the Special Meeting.

                                                                EXHIBIT 99(a)(2)

                                 REVOCABLE PROXY
                         PHILLIPS INSURANCE AGENCY,INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby makes, constitutes and appoints Jacob R. Ramsburg, Jr. and Jacob R. Ramsburg, III, and each of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of common stock of Phillips Insurance Agency, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Company's Special Meeting of Stockholders to be held on ________________, 1998 and at any postponement or adjournment thereof.

     The proposal to approve and adopt the Agreement and Plan of Merger, as amended, pursuant to which (i) the Company will be merged with and into the FCNB Corp, and each outstanding share of the Company's Common Stock will automatically and without further action be converted into shares of FCNB Corp Common Stock, as provided in the Agreement and Plan of Merger, as amended.

           |_| FOR                  |_| AGAINST               |_| ABSTAIN

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposal set forth above. In addition, this proxy will be voted at the discretion of the persons named as proxy herein upon any other matter properly brought before the Special Meeting or any adjournment or postponement
thereof.                                                                  (over)

BACK

Important: Please date and sign your name(s) as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the stockholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.


                                            ------------------------------------
                                                 Signature of Stockholder


                                            ------------------------------------
                                                 Signature of Stockholder

                                            Dated:                        , 1998
                                                  ------------------------

                 PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                 PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

        |_| Please check here if you plan to attend the Special Meeting.

                                                                EXHIBIT 99(a)(3)

                                 REVOCABLE PROXY
                      CARROLL COUNTY INSURANCE AGENCY,INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby makes, constitutes and appoints Jacob R. Ramsburg, Jr. and Jacob R. Ramsburg, III, and each of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of common stock of Carroll County Insurance Agency, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Company's Special Meeting of Stockholders to be held on ________________, 1998 and at any postponement or adjournment thereof.

     The proposal to approve and adopt the Agreement and Plan of Merger, as amended, pursuant to which (i) the Company will be merged with and into the FCNB Corp, and each outstanding share of the Company's Common Stock will automatically and without further action be converted into shares of FCNB Corp Common Stock, as provided in the Agreement and Plan of Merger, as amended.

           |_| FOR                  |_| AGAINST               |_| ABSTAIN

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposal set forth above. In addition, this proxy will be voted at the discretion of the persons named as proxy herein upon any other matter properly brought before the Special Meeting or any adjournment or postponement
thereof.                                                                  (over)

BACK

Important: Please date and sign your name(s) as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the stockholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.

                                            ------------------------------------
                                                Signature of Stockholder


                                            ------------------------------------
                                               Signature of Stockholder

                                            Dated:                        , 1998
                                                  ------------------------


                 PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                 PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

        |_| Please check here if you plan to attend the Special Meeting.